Exhibit 99.1

FOR IMMEDIATE RELEASE: Bank7 Corp. Announces Record 4Q and Full Year 2018 Earnings

Oklahoma City, OK, January 30, 2019 – Bank7 Corp. (NASDAQ: BSVN) ("the Company"), the parent company of Oklahoma City-based Bank7 (the "Bank"), today reported unaudited results for the fiscal quarter and year ended December 31, 2018.  "We are pleased to announce record pre-tax income for our 4Q and also for our full year results.  Our 4Q and YTD results show continued balance sheet growth, especially in our core deposits.  That growth, combined with our excellent efficiency ratio and asset quality, continues to produce outstanding return on average assets and return on average tangible common equity,” said Thomas L. Travis, President and CEO of the Company.

Three months ended December 31, 2018 compared to three months ended December 31, 2017:

-	Pre-tax income of $6.8 million, a 47.83% increase
-	Adjusted income of $5.9 million, a 138.55% increase
-	Diluted earnings per share of $0.57, a 68.42% increase
-	Interest income on loans, including loan fee income, totaled $11.8 million, a 25.43% increase
-	Average loans of $600.4 million, a 9.29% increase
-	Net interest margin, excluding loan fee income, of 4.85%, a 34 basis point increase
-	Adjusted return on average assets of 3.05%, a 162 basis point increase
-	Adjusted return on average tangible common equity of 27.38%, a 1,295 basis point increase

Twelve months ended December 31, 2018 compared to twelve months ended December 31, 2017

-	Pre-tax income of $25.8 million, an 8.44% increase
-	Adjusted income of $20.1 million, a 40.60% increase
-	Diluted earnings per share of $2.44, a 24.37% increase
-	Interest income on loans, including loan fee income, totaled $44.3 million, a 6.83% increase
-	Average loans of $583.8 million, an 8.30% increase
-	Core deposits of $615.9 million, a 27.22% increase
-	Net interest margin, excluding loan fee income, of 4.78%, a 19 basis point increase
-	Efficiency ratio of 37.04%, compared to 37.24%
-	Adjusted return on average assets of 2.75%, a 58 basis point increase
-	Adjusted return on average tangible common equity of 25.69%, a 322 basis point increase

Our results for the three and twelve months ended December 31, 2018 were positively impacted by a decrease in the federal tax rate to 21%, from 35%, as a result of the passing of the Tax Cuts and Jobs act at the end of 2017.  Both the Bank’s and the Company’s capital levels continue to be significantly above the minimum levels required to be designated as “well-capitalized” for regulatory purposes.  At December 31, 2018 the Tier 1 leverage ratio, common equity Tier 1 risk-based capital ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.26%, 14.78%, 14.78%, and 16.03% respectively for the Bank.  At December 31, 2018 the Tier 1 leverage ratio, common equity Tier 1 risk-based capital ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.13%, 14.61%, 14.61%, and 15.86% respectively for the Company on a consolidated basis.  Designation as a well-capitalized institution under regulations does not constitute a recommendation or endorsement by bank regulators.

Pre-tax, pre-provision net income is defined as income before taxes and provision for loan losses.  We believe the most directly comparable GAAP financial measure is income before taxes.  Disclosure of this measure enables you to compare our operations to those of other banking companies before consideration of taxes and provision expense, which some investors may consider to be a more appropriate comparison given our S Corporation status prior to September 2018.  We calculate our adjusted net income, return on average assets, return on average equity, and per share amounts by using a combined C Corporation effective tax rate for federal and state income taxes of 22.2% in 2018 and 40.0% in 2017.  This calculation illustrates only the change from our status as a S Corporation into a C Corporation and does not give effect to any other transaction.  However, we acknowledge that our non-GAAP financial measures have a number of limitations.  As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use.  Other banking companies may use names similar to those we use for non-GAAP financial measures we disclose, but may calculate them differently.  You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons.  The following reconciliation table provides a more detailed analysis of these non-GAAP financial measures:

	Three months ended December 31,		For the Year Ended December 31,
(Dollars in thousands, except per share data)	2018	2017	2018	2017
Loan interest income (excluding loan fees)
Total loan interest income, including loan fee income	$11,789	$9,399	$44,279	$41,450
Loan fee income	(1,229)	(732)	(5,121)	(8,331)
Loan interest income excluding loan fee income	$10,560	$8,667	$39,158	$33,119

Average total loans	$600,400	$549,367	$583,821	$539,078
Yield on loans (including loan fee income)	7.79%	6.79%	7.58%	7.69%
Yield on loans (excluding loan fee income)	6.98%	6.26%	6.71%	6.14%

Net interest margin (excluding loan fees)
Net interest income	$10,530	$8,489	$39,631	$38,131
Loan fee income	(1,229)	(732)	(5,121)	(8,331)
Net interest income excluding loan fees	$9,301	$7,757	$34,510	$29,800

Average earning assets	$760,869	$682,664	$721,935	$649,757
Net interest margin (including loan fee income)	5.49%	4.93%	5.49%	5.87%
Net interest margin (excluding loan fee income)	4.85%	4.51%	4.78%	4.59%

Pre-tax, pre-provision net earnings
Net income before income taxes	$6,753	$4,568	$25,796	$23,789
Plus: Provision (reversal of) for loan losses	(100)	(150)	(200)	(1,246)
Pre-tax, pre-provision net earnings	$6,853	$4,718	$25,996	$25,035

Adjusted provision for income tax
Net income before income taxes	$6,753	$4,568	$25,796	$23,789
Total effective adjusted tax rate	12.3%	45.7%	22.2%	40.0%
Adjusted provision for income taxes	$833	$2,086	$5,719	$9,509

Adjusted net income
Net income before income taxes	$6,753	$4,568	$25,796	$23,789
Adjusted provision for income taxes	833	2,086	5,719	9,509
Adjusted net income	$5,920	$2,482	$20,077	$14,280

Adjusted ratios and per share data
Adjusted net income (numerator)	$5,920	$2,482	$20,077	$14,280

Average assets (denominator)	$769,170	$689,283	$730,564	$657,568
Adjusted return on average assets	3.05%	1.43%	2.75%	2.17%

Average stockholders' equity (denominator)	$85,790	$68,236	$78,148	$63,558
Adjusted return on average stockholders' equity	27.38%	14.43%	25.69%	22.47%

Average tangible common equity (denominator)	$83,763	$66,009	$75,484	$61,254
Adjusted return on average tangible common equity	28.04%	14.92%	26.60%	23.31%

Weighted average common shares outstanding basic (denominator)	10,187,500	7,287,500	8,105,856	7,287,500
Adjusted net income per common share--basic	0.58	0.34	2.48	1.96

Weighted average common shares outstanding diluted (denominator)	10,322,193	7,287,500	8,238,753	7,287,500
Adjusted net income per common share--diluted	0.57	0.34	2.44	1.96

Tangible assets
Total assets	$770,511	$703,594
Less: Goodwill	(1,995)	(2,201)
Tangible assets	$768,516	$701,393

Tangible stockholders' equity
Total stockholders' equity	$88,467	$69,176
Less: Goodwill	(1,995)	(2,201)
Tangible stockholders' equity	$86,472	$66,975

Tangible stockholders' equity
Tangible stockholders' equity (numerator)	$86,472	$66,975
Tangible assets (denominator)	$768,516	$701,393
Tangible common equity to tangible assets	11.25%	9.55%

	Net Interest Margin Excluding Loan Fee Income
	For the Three Months Ended December 31,
	2018			2017
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$159,215	$795	1.98%	$131,940	$443	1.33%
Investment securities(2)	1,055	—	0.00	1,047	—	0.00
Loans held for sale	199	—	0.00	310	—	0.00
Total loans(3)	600,400	10,560	6.98	549,367	8,667	6.26
Total interest-earning assets	760,869	11,355	5.92	682,664	9,110	5.72
Noninterest-earning assets	8,301			6,619
Total assets	$769,170			$689,283

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$259,614	1,155	1.77%	$201,257	499	0.98%
Time deposits	196,696	899	1.81	246,543	795	1.28
Total interest-bearing deposits	456,310	2,054	1.79	447,800	1,294	1.15
Other borrowings	—	—	0.00	5,600	59	4.18
Total interest-bearing liabilities	456,310	2,054	1.79	453,400	1,353	1.18

Noninterest-bearing liabilities:
Noninterest-bearing deposits	221,716			163,680
Other noninterest-bearing liabilities	5,354			3,967
Total noninterest-bearing liabilities	227,070			167,647
Shareholders’ equity	85,790			68,236
Total liabilities and shareholders’ equity	$769,170			$689,283

Net interest income excluding loan fee income		$9,301			$7,757
Net interest spread excluding loan fee income(4)			4.13%			4.11%
Net interest margin excluding loan fee income			4.85%			4.51%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin Excluding Loan Fee Income
	For the Years Ended December 31,
	2018			2017
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$136,880	$2,521	1.84%	$109,410	$1,420	1.30%
Investment securities(2)	1,052	—	0.00	1,045	—	0.00
Loans held for sale	182	—	0.00	224	—	0.00
Total loans(3)	583,821	39,158	6.71	539,078	33,119	6.14
Total interest-earning assets	721,935	41,679	5.77	649,757	34,539	5.32
Noninterest-earning assets	8,629			7,811
Total assets	$730,564			$657,568

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$240,881	3,584	1.49%	$242,790	2,214	0.91%
Time deposits	220,023	3,410	1.55	200,513	2,288	1.14
Total interest-bearing deposits	460,904	6,994	1.52	443,303	4,502	1.02
Other borrowings	3,652	175	4.79	5,740	237	4.13
Total interest-bearing liabilities	464,556	7,169	1.54	449,043	4,739	1.06

Noninterest-bearing liabilities:
Noninterest-bearing deposits	183,750			142,035
Other noninterest-bearing liabilities	4,110			2,932
Total noninterest-bearing liabilities	187,860			144,967
Shareholders’ equity	78,148			63,558
Total liabilities and shareholders’ equity	$730,564			$657,568

Net interest income excluding loan fee income		$34,510			$29,800
Net interest spread excluding loan fee income(4)			4.23%			4.26%
Net interest margin excluding loan fee income			4.78%			4.59%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin With Loan Fee Income
	For the Three Months Ended December 31,
	2018			2017
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$159,215	$795	1.98%	$131,940	$443	1.33%
Investment securities(2)	1,055	—	0.00	1,047	—	0.00
Loans held for sale	199	—	0.00	310	—	0.00
Total loans(3)	600,400	11,789	7,79	549,367	9,399	6.79
Total interest-earning assets	760,869	12,584	6.56	682,664	9,842	5.72
Noninterest-earning assets	8,301			6,619
Total assets	$769,170			$689,283

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$259,614	1,155	1.77%	$201,257	499	0.98%
Time deposits	196,696	899	1.81	246,543	795	1.28
Total interest-bearing deposits	456,310	2,054	1.79	447,800	1,294	1.15
Other borrowings	—	—	0.00	5,600	59	4.18
Total interest-bearing liabilities	456,310	2,054	1.79	453,400	1,353	1.18

Noninterest-bearing liabilities:
Noninterest-bearing deposits	221,716			163,680
Other noninterest-bearing liabilities	5,354			3,967
Total noninterest-bearing liabilities	227,070			167,647
Shareholders’ equity	85,790			68,236
Total liabilities and shareholders’ equity	$769,170			$689,283

Net interest income excluding loan fee income		$10,530			$8,489
Net interest spread excluding loan fee income(4)			4.78%			4.54%
Net interest margin excluding loan fee income			5.49%			4.93%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin With Loan Fee Income
	For the Years Ended December 31,
	2018			2017
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$136,880	$2,521	1.84%	$109,410	$1,420	1.30%
Investment securities(2)	1,052	—	0.00	1,045	—	0.00
Loans held for sale	182	—	0.00	224	—	0.00
Total loans(3)	583,821	44,279	7.58	539,078	41,450	7.69
Total interest-earning assets	721,935	46,800	6.48	649,757	42,870	6.60
Noninterest-earning assets	8,629			7,811
Total assets	$730,564			$657,568

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$240,881	3,584	1.49%	$242,790	2,214	0.91%
Time deposits	220,023	3,410	1.55	200,513	2,288	1.14
Total interest-bearing deposits	460,904	6,994	1.52	443,303	4,502	1.02
Other borrowings	3,652	175	4.79	5,740	237	4.13
Total interest-bearing liabilities	464,556	7,169	1.54	449,043	4,739	1.06

Noninterest-bearing liabilities:
Noninterest-bearing deposits	183,750			142,035
Other noninterest-bearing liabilities	4,110			2,932
Total noninterest-bearing liabilities	187,860			144,967
Shareholders’ equity	78,148			63,558
Total liabilities and shareholders’ equity	$730,564			$657,568

Net interest income excluding loan fee income		$39,631			$38,131
Net interest spread excluding loan fee income(4)			4.94%			5.54%
Net interest margin excluding loan fee income			5.49%			5.87%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

Bank7 Corp.
Consolidated Balance Sheets

	Unaudited as of
Assets	2018		2017
	December 31	September 30	December 31

Cash and due from banks	$128,090	$127,248	$100,054
Interest-bearing time deposits in other banks	31,759	29,767	30,168
Loans, net	592,078	577,111	555,347
Loans held for sale	512	0	388
Premises and equipment, net	7,753	7,767	9,602
Nonmarketable equity securities	1,055	1,055	1,049
Foreclosed assets held for sale	110	110	100
Goodwill and intangibles	1,995	2,046	2,201
Interest receivable and other assets	7,159	6,069	4,685

Total assets	$770,511	$751,173	$703,594

Liabilities and Shareholders’ Equity

Deposits
Noninterest-bearing	$201,159	$222,675	$165,911
Interest-bearing	474,743	441,638	459,920

Total deposits	675,902	664,313	625,831

Borrowings	-	-	5,600
Interest payable and other liabilities	6,142	4,095	2,987

Total liabilities	682,044	668,408	634,418

Common stock	102	102	73
Additional paid-in capital	80,275	80,136	6,987
Retained earnings	8,090	2,527	62,116

Total shareholders’ equity	88,467	82,765	69,176

Total liabilities and shareholders’ equity	$770,511	$751,173	$703,594

Bank7 Corp.
Consolidated Quarterly Statements of Income

	Unaudited as of
	Quarter Ended			Year Ended
	2018		2017	2018	2017
	December 31	September 30	December 31	December 31	December 31
Interest Income
Loans, including fees	$11,789	$11,082	$9,399	$44,279	$41,450
Interest-bearing time deposits in other banks	150	147	176	588	592
Interest-bearing deposits in other banks	645	510	268	1,933	828

Total interest income	12,584	11,739	9,843	46,800	42,870

Interest Expense
Deposits	2,054	1,881	1,294	6,994	4,502
Other borrowings	-	57	60	175	237

Total interest expense	2,054	1,938	1,354	7,169	4,739

Net Interest Income	10,530	9,801	8,489	39,631	38,131

Provision for Loan Losses	100	-	150	200	1,246

Net Interest Income After Provision for Loan Losses	10,430	9,801	8,339	39,431	36,885

Noninterest Income
Secondary market income	39	95	50	212	183
Service charges on deposit accounts	86	88	81	347	336
Other	137	136	12	772	916

Total noninterest income	262	319	143	1,331	1,435

Noninterest Expense
Salaries and employee benefits	2,035	2,082	2,011	8,112	7,611
Furniture and equipment	193	182	241	684	831
Occupancy	207	319	285	1,105	1,049
Data and item processing	250	248	233	966	891
Accounting, marketing and legal fees	87	74	69	305	284
Regulatory assessments	146	145	(8)	542	450
Advertising and public relations	140	63	169	553	433
Travel, lodging and entertainment	81	260	269	699	1,041
Other	800	432	645	2,000	1,941

Total noninterest expense	3,939	3,805	3,914	14,966	14,531

Income Before Taxes	6,753	6,315	4,568	25,796	23,789
Income tax expense	1,192	(395)		797	-
Net Income	$5,561	$6,710	$4,568	$24,999	$23,789

Basic earnings per common share	$0.55	$0.88	$0.63	$3.08	$3.26
Diluted earnings per common share	0.54	0.87	0.63	3.03	3.26
Weighted average common shares outstanding - basic	10,187,500	7,634,239	7,287,500	8,105,856	7,287,500
Weighted average common shares outstanding - diluted	10,322,193	7,669,348	7,287,500	8,238,753	7,287,500

About Bank7 Corp.

We are Bank7 Corp., a bank holding company headquartered in Oklahoma City, Oklahoma. Through our wholly-owned subsidiary, Bank7, we operate seven full-service branches in Oklahoma, the Dallas/Fort Worth, Texas metropolitan area and Kansas. We are focused on serving business owners and entrepreneurs by delivering fast, consistent and well-designed loan and deposit products to meet their financing needs. We intend to grow organically by selectively opening additional branches in our target markets as well as pursue strategic acquisitions.

Conference call

Bank7 Corp. has scheduled a conference call to discuss its fourth quarter 2018 results, which will be broadcast live over the Internet, on Thursday, January 31, 2019 at 4:30 p.m. Eastern Time. To participate in the call, dial 1-888-317-6016, or access it live over the Internet at https://services.choruscall.com/links/bsvn190131.html.  For those who cannot listen to the live call, a replay will be available through February 14, 2019 and may be accessed by dialing 1-877-344-7529 and using pass code 10127728. Also, an archive of the webcast will be available shortly after the call at https://services.choruscall.com/links/bsvn190131.html for 1 year.

Cautionary Statements Regarding Forward-Looking Information

This communication contains a number of forward-looking statements. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved.

These forward-looking statements are subject to significant uncertainties because they are based upon:  the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.

About Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures, including adjusted net income, adjusted earnings per share, adjusted return on average assets and adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table above in this communication for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this communication to their most directly comparable GAAP financial measures.

Contact:

Thomas Travis
President & CEO
(405) 810-8600